Execution Copy
Exhibit 10.1
AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT

This AMENDMENT NUMBER TWO TO AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of January 5, 2024, is entered into by and among GUESS ?, INC., a Delaware corporation (“Parent”), GUESS? RETAIL, INC., a Delaware corporation (“Retail”), GUESS.COM, INC., a Delaware corporation (“Com”; and together with Parent, and Retail, each a “U.S. Borrower” and collectively, the “U.S. Borrowers”), GUESS? CANADA CORPORATION, a company amalgamated under the laws of the province of Nova Scotia, Canada (“Canadian Borrower”; and together with U.S. Borrowers, each a “Borrower” and collectively, the “Borrowers”), Parent and certain Subsidiaries of Parent party to the Loan Agreement as guarantor (each, a “Guarantor” and collectively, the “Guarantors”), the financial institutions party thereto from time to time as lenders (the “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders and solely with respect to the loan servicing requirements of the Canadian Borrowers, Bank of America-Canada Branch (the “Agent”).

RECITALS
A.    WHEREAS, Borrowers, Guarantors, Agent, and Lenders are parties to that certain Amended and Restated Loan, Guaranty and Security Agreement, dated as of December 20, 2022 (as amended and in effect on the date hereof prior to giving effect to this Amendment, the “Existing Loan Agreement”, and as such agreement may be amended, restated amended and restated, supplemented, extended or otherwise modified in writing from time to time, including by this Amendment, the “Loan Agreement”); and
B.     WHEREAS, Borrowers have requested and Agent and Lenders agreed to amend the Loan Agreement in certain respects, pursuant to the terms and subject to the conditions, as set forth in this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
ARTICLE I
DEFINITIONS; RECITALS

Section 1.01. Definitions. Initially capitalized terms used but not defined in this Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.
Section 1.02.Recitals. The Recitals above are incorporated herein as though set forth in full and the Obligors stipulate to the accuracy of each of the Recitals.

ARTICLE II
AMENDMENTS TO LOAN AGREEMENT

Section 2.01.New Definitions. The following new definitions are hereby added to Section 1.1 of the Existing Loan Agreement in alphabetical order to read in their entirety as follows:
Second A&R Amendment: that certain Amendment Number Two to Amended and Restated Loan, Guaranty and Security Agreement dated as of the Second A&R Amendment Effective Date by and among Borrowers, Guarantors, Agent and Lenders.
Second A&R Amendment Effective Date: January 5, 2024.
Section 2.02.Amendment to the Definition “Permitted Asset Disposition” in Section 1.1 of the Existing Loan Agreement. The definition “Permitted Asset Disposition” in Section 1.1 of the Existing Loan Agreement is hereby amended by amending and restating clause (r) thereof in its entirety to read as follows:
(r) the unwinding of any Hedging Agreements in connection with the Permitted Convertible Note Debt including those entered into by Parent on or about the Second Amendment Effective Date or around the First A&R Amendment Effective Date or the Second A&R Amendment Effective Date and any Hedging Agreements entered into by Parent in connection with any permitted refinancing of any Permitted Convertible Note Debt, in each case, in accordance with their terms in connection with the payment repurchase or conversion of the Permitted Convertible Notes;
Section 2.03.Amendment to the Definition “Permitted Convertible Note Debt (2023)” in Section 1.1 of the Existing Loan Agreement. The definition “Permitted Convertible Note Debt (2023)” in Section 1.1. of the Existing Loan Agreement is hereby amended by amending and restating the definition in its entirety to read as follows:
Permitted Convertible Note Debt (2023): the Debt and other obligations incurred by Parent around the First A&R Amendment Effective Date and the Second A&R Amendment Effective Date pursuant to the Permitted Convertible Note Documents (2023) which include (i) the Permitted Convertible Notes (2023) and (ii) any Debt and other obligations under the Hedging Agreements and other agreements, in each case, entered into in connection with the Permitted Convertible Note Debt (2023) and Permitted Convertible Note Documents (2023), and any renewals, extensions or refinancings thereof, as long as each Refinancing Condition is satisfied.
Section 2.04Amendment to the Definition “Permitted Convertible Notes (2023)” in Section 1.1 of the Existing Loan Agreement. The definition “Permitted Convertible Notes (2023)” in Section 1.1. of the Existing Loan Agreement is hereby amended by amending and restating the definition in its entirety to read as follows:
Permitted Convertible Notes (2023): convertible notes in an aggregate principal amount up to but not exceeding $350,000,000 issued around the First A&R Amendment Effective Date and the Second A&R Amendment Effective Date pursuant to the Permitted

Convertible Note Documents (2023), in each case, as amended, replaced, supplemented, extended, refinanced or otherwise modified from time to time so long as, in the case of any renewal, extension or refinancing, each Refinancing Condition is satisfied.
Section 2.05. Amendment to Clause (e) in Section 10.2.4 of the Existing Loan Agreement. Clause (e) in Section 10.2.4 of the Existing Loan Agreement is hereby amended and restated in its entirety to read as follows:
(e) Permitted Share Repurchases and, for the avoidance of doubt, (A) payments on or about the Second Amendment Effective Date pursuant to the Hedging Agreements entered into in connection with the Permitted Convertible Note Debt (2019), (B) payments around the First A&R Amendment Effective Date and the Second A&R Amendment Effective Date pursuant to the Hedging Agreements entered into in connection with the Permitted Convertible Note Debt (2023), (C) payments pursuant to any Hedging Agreements entered into by Parent in connection with any permitted refinancing of the applicable Permitted Convertible Note Debt, and (D) the settlement of any related Hedging Agreement entered into in connection with the applicable Permitted Convertible Note Debt or any permitted refinancing thereof under which Parent may be obligated to deliver common Equity Interests of the Parent, including (i) by delivery of common Equity Interests of the Parent or (ii) by (x) payment of a net amount in cash in respect of any early termination or maturity of any Hedging Agreement entered into in connection with the applicable Permitted Convertible Note Debt or (y) delivery of common Equity Interests of the Parent or payment of a net amount in cash upon an early termination or maturity of any such Hedging Agreement;
For the avoidance of doubt, Section 10.2.4 shall otherwise remain in full force and effect.
Section 2.06. Amendment to Clause (b) in Section 10.2.8 of the Existing Loan Agreement. Clause (b) in Section 10.2.8 of the Existing Loan Agreement is hereby amended by (x) deleting the word “and” appearing prior to clause (viii), (y) adding a new word “and” at the end of clause (viii) and (z) adding a new clause (ix) at the end thereof as follows:

(ix) on or around the Second A&R Amendment Effective Date, exchanges of Permitted Convertible Notes (2019) for an approximately equal principal amount of Permitted Convertible Notes (2023) and repurchases or repayments of such Permitted Convertible Notes (2019) with the proceeds of such Permitted Convertible Notes (2023) and payment of interest and fees on the Permitted Convertible Notes (2019) that are being exchanged, repurchased or repaid; provided that immediately before and after such exchanges, repurchases or repayments (i) no Default or Event of Default exists and (ii) Availability is in an amount equal to or greater than 17.5% of the aggregate Borrowing Base (calculated based on the most recently delivered Borrowing Base Report) on average during the thirty (30) days immediately before giving effect thereto and immediately after giving pro forma effect thereto and Parent shall have delivered a certificate to Agent certifying the satisfaction of clauses (i) and (ii) above.

ARTICLE III

CONDITIONS TO EFFECTIVENESS; MISCELLANEOUS

Section 3.01.Conditions to Effectiveness. The parties hereto agree that the amendments set forth herein shall not be effective until the satisfaction of each of the following conditions precedent:
(a)Executed Amendment. The Agent shall have received a fully executed copy of this Amendment signed by the Borrowers, Guarantors, Agent and Lenders.
Section 3.02.Miscellaneous.
(a)Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or the Lenders shall affect the representations and warranties or the right of the Lenders or Agent to rely thereon.
(b)Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.
(c)Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower and each Guarantor ratifies and confirms its agreements and covenants contained therein. Each Borrower and each Guarantor hereby confirms that to the best of its knowledge no Event of Default or Default exists.
(d)Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
(e)Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by facsimile or other electronic means (including in “.pdf” or “.tif” format) shall be effective as an original.
(f)Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
(g)NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN LENDERS, AGENT, BORROWERS AND GUARANTORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AGENT, LENDERS, BORROWERS AND GUARANTORS.
(h)GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS); PROVIDED, HOWEVER, THAT IF THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS IN COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT.
[Signature Pages to Follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.
OBLIGORS:
GUESS ?, INC.,
a Delaware corporation,
as a U.S. Borrower and a U.S. Guarantor
By: /s/ Carlos Alberini
Name:    Carlos Alberini
Title: Chief Executive Officer
GUESS? RETAIL, INC.,
a Delaware corporation,
as a U.S. Borrower and a U.S. Guarantor
By: /s/ Carlos Alberini
Name:    Carlos Alberini
Title: Chief Executive Officer
GUESS.COM, INC.,
a Delaware corporation,
as a U.S. Borrower and a U.S. Guarantor
By: /s/ Carlos Alberini
Name:    Carlos Alberini
Title: Chief Executive Officer
GUESS? CANADA CORPORATION,
a company amalgamated under the laws of the province of Nova Scotia, Canada, as Canadian Borrower
By: /s/ Carlos Alberini
Name:    Carlos Alberini
Title: Chief Executive Officer
GUESS? VALUE LLC,
a Virginia limited liability company,
as a U.S. Guarantor
By: /s/ Carlos Alberini
Name:    Carlos Alberini
Title: Chief Executive Officer
AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT
(GUESS?)
SIGNATURE PAGE

AGENT AND LENDERS:
BANK OF AMERICA, N.A.,
as Agent, a U.S. Lender and an Issuing Bank
By: /s/ Bryn MacGillivray
Name: Bryn MacGillivray
Title:     VP

AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT
(GUESS?)
SIGNATURE PAGE

BANK OF AMERICA, N.A.
(acting through its Canada branch),
as a Canadian Lender and an Issuing Bank
By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title:     Vice President

AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT
(GUESS?)
SIGNATURE PAGE

BMO BANK N.A.,
successor in interest to Bank of The West,
as a U.S. Lender
By: /s/ Angela Ranudo
Name: Angela Ranudo
Title:     Director

BMO BANK N.A.,
successor in interest to Bank of The West,
as a Canadian Lender
By: /s/ Angela Ranudo
Name: Angela Ranudo
Title:     Director

AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT
(GUESS?)
SIGNATURE PAGE

HSBC BANK USA, NATIONAL
ASSOCIATION,
as a U.S. Lender
By: /s/ Steven A Alves
Name: Steven A Alves
Title:     Senior Vice President

HSBC BANK USA, NATIONAL
ASSOCIATION,
as a Canadian Lender
By: /s/ Steven A Alves
Name: Steven A Alves
Title: Senior Vice President

AMENDMENT NUMBER TWO TO
AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT
(GUESS?)
SIGNATURE PAGE